Exhibit 10.118

Amended Schedule of U.S. Bank (formerly Firstar Bank) Mortgages and Deeds of Trust Which are Substantially in the Form of Mortgage/Deed of Trust Attached as Exhibit 10.5 to the Registrant's Form 10-Q for the Period Ending 9/30/00

	PROPERTY	DATE OF MORTGAGE
1.	Apple Valley, San Bernardino County, California	August 31,2000
2.	Centerville, Houston County, Georgia	August 31, 2000
3.	Cordova, Shelby County, Tennessee	August 31, 2000
4.	Greenville, Pitt County, North Carolina	August 31, 2000
5.	Novato, Marin County, California	August 31, 2000
6.	Greenwood, Johnson County, Indiana	August 31, 2000
7.	Murfreesboro, Rutherford County, Tennessee	August 31, 2000
8.	Danville, Pittsylvania County, Virginia	August 31, 2000